Exhibit 10.8

ARISZ ACQUISITION CORP.

199 Water St, 31st Floor

New York, NY 10038

November 17, 2021

Arisz Investment LLC
199 Water St, 31st Floor
New York, NY 10038

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement on Form S-1 (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Arisz Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination (a “Business Combination”) or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Arisz Investment LLC (“Sponsor”) shall make available to the Company certain office space, utilities, and secretarial, administrative and consulting services as may be required by the Company from time to time, situated at 199 Water St, 31st Floor, New York, NY 10038 (or any successor location). In exchange therefore, the Company shall pay Sponsor a sum equal to $10,000 per month, commencing on the Effective Date and continuing monthly thereafter until the Termination Date. Sponsor hereby agrees that payment of such amounts shall be deferred, without interest, until the date of consummation by the Company of the initial Business Combination. Sponsor hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established by the Company for the benefit of the Company’s public stockholders upon the consummation of the IPO as described in the Registration Statement (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company in connection with this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

ARISZ ACQUISITION CORP.

By:	/s/ Echo Hindle-Yang
Name:	Echo Hindle-Yang
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

ARISZ INVESTMENT LLC

By:	/s/ Echo Hindle-Yang
Name:	Echo Hindle-Yang
Title:	Managing Member